Exhibit 10.5

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this “Agreement”) is dated as of August 30, 2005, by and among Boston Life Sciences, Inc., a Delaware corporation (the “Company”), and the purchasers (i) identified on Schedule I hereto and (ii) who may become a party hereto upon execution of a counterpart signature page (each a “Purchaser” and collectively the “Purchasers”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined in Article I below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company in the aggregate 6,000,000 shares of the Company’s Common Stock (as defined in Article I below), as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Amended and Restated Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement, dated as of March 9, 2005, by and among the Company and the Holders (as defined therein), as amended by the Registration Rights Amendment.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the date of the Closing which shall be a date agreed upon by the Company and the Purchasers and which shall in no event occur after September 7, 2005.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.01 par value per share, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Wilmer Cutler Pickering Hale and Dorr LLP.

“Disclosure Materials” shall have the meaning ascribed to such term in Section 3.1(g).

“Disclosure Schedules” means the Disclosure Schedules concurrently delivered herewith.

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(g).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(a).

“Per Share Purchase Price” equals $2.13.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.6.

“Registration Rights Amendment” means Amendment No. 1 to the Amended and Restated Registration Rights Agreement dated as of March 9, 2005 by and among the Company and the Holders (as defined therein).

“Registration Statement” means a registration statement meeting the requirements set forth in the Amended and Restated Registration Rights Agreement and covering the resale by the Purchasers of the Shares.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(g).

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Subscription Amount” means, as to each Purchaser, the amount set forth next to such Purchaser’s name on Schedule I hereto, in United States dollars and in immediately available funds.

“Subsidiary” means any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company (or another Subsidiary) holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

“Transaction Documents” means this Agreement, the Registration Rights Amendment and the Joinder Agreements.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. At the Closing, the Purchasers shall purchase, severally and not jointly, and the Company shall issue and sell, in the aggregate 6,000,000 shares of Common Stock. Each Purchaser irrevocably agrees to purchase from the Company, and the Company shall issue and sell to each Purchaser, that number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price as set forth on Schedule I hereto.

2.2 Closing Deliverables.

(a) At the Closing (unless otherwise specified below), the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) within five Trading Days of the Closing, a certificate evidencing that number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(iii) a legal opinion of Company Counsel, substantially in the form attached hereto as Exhibit A, addressed to the Purchasers;

(iv) the Registration Rights Amendment duly executed by the Company, substantially in the form attached hereto as Exhibit B; and

(v) a Certificate of the Secretary of the Company attesting as to (i) the By-laws of the Company; (ii) the signatures and titles of the officers of the Company executing this Agreement or any of the other agreements to be executed and delivered by the Company at the Closing; and (iii) resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby.

(b) At the Closing each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by each such Purchaser;

(ii) such Purchaser’s Subscription Amount by wire transfer to the account of the Company per the written instructions of the Company; and

(iii) a Joinder Agreement (each a “Joinder Agreement” and collectively, the “Joinder Agreements”) to the Amended and Restated Registration Rights Agreement if such purchaser is not already a party to such Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules or as set forth in the SEC Reports, the Company hereby makes the following representations and warranties as of the date hereof to each Purchaser:

(a) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”); provided, however, that in no event shall any effect that results from any change in general economic conditions or the Company’s industry generally constitute, or be considered in determining the existence of, a Material Adverse Effect.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, by-laws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing with the Commission of the Registration Statement, the application(s) to each Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby, and applicable blue sky filings; (b) obtaining consent from its Trading Market to consummate the transaction without prior stockholder approval; or (c) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws.

(e) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the terms and conditions of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock, the maximum number of shares of Common Stock issuable pursuant to this Agreement.

(f) Capitalization. The capitalization of the Company is as described in the Company’s most recent periodic report filed with the Commission as updated by any current report filed with the Commission thereafter. The Company has not issued any capital stock since such filings other than pursuant to the exercise of employee stock options under the Company’s stock option plans, pursuant to the conversion or exercise of outstanding Common Stock Equivalents and pursuant to publicly disclosed equity financings. Except as set forth on the Disclosure Schedules, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that have not been waived. Except as a result of the purchase and sale of the Shares or as described in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on the Disclosure Schedules, the issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the financial statements and footnotes thereto, exhibits thereto and incorporated by reference therein, being collectively referred to herein as the “SEC Reports” and, together with the Disclosure Schedules to this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the footnotes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

(h) Material Changes. Except as set forth on the Disclosure Schedules or the SEC Reports, since June 30, 2005, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans; and (vi) the Company has not had any disagreement with its independent auditors that would require public disclosure.

(i) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

(j) Certain Fees. Except as set forth on the Disclosure Schedules, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(j) that may be due in connection with the transactions contemplated by this Agreement.

(k) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchasers as contemplated hereby.

(l) Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m) Listing and Maintenance Requirements. Set forth on the Disclosure Schedules is a description of all notices received by the Company within the past twelve months from any Trading Market relating to the Company’s compliance with the listing or maintenance requirements of such Trading Market.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate action on the part of such Purchaser. Each Transaction Document to which it is party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

(b) Investment Intent. Such Purchaser understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other Persons regarding the distribution of such Shares (this representation and warranty not limiting such Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

(c) Purchaser Status. At the time such Purchaser was offered the Shares, it was, and at the date hereof it is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser (if not already a registered broker-dealer under Section 15 of the Exchange Act) is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by such Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.2(f) that may be due in connection with the transactions contemplated by this Agreement.

(g) Acquiring Person. Such Purchaser, after giving effect to the transactions contemplated hereby, will not, either individually or with a group (as defined in Section 13(d)(3) of the Exchange Act), be the beneficial owner of 20% or more of the Company’s outstanding Common Stock. For purposes of this Section 3.2(g), beneficial ownership shall be determined pursuant to a Rule 13d-3 under the Exchange Act.

(h) Material Information. Such Purchaser acknowledges receipt of the SEC Reports. Such Purchaser acknowledges that the Company may have material non-public information with respect to, among other things, the Company’s results of operations for the quarter ended September 30, 2005 that has not yet been publicly disclosed or disclosed in the Disclosure Materials. Such Purchaser acknowledges that it has requested that the Company not disclose such information to it.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Registration. The Company covenants to register the Shares pursuant to the terms and conditions set forth in the Amended and Restated Registration Rights Agreement.

4.2 Transfer Restrictions.

(a) The Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.2(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Amended and Restated Registration Rights Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.2(b), of a legend on any of the Shares in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 4.2(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act and such security has been sold pursuant to such Registration Statement, or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) if such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date if required by the Company’s transfer agent to effect the removal of the legend hereunder in connection with the sale of Shares by a Purchaser. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.2(c), it will, no later than seven Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of: (i) a certificate representing Shares issued with a restrictive legend; and (ii) any other documentation reasonably requested by the Company, its counsel or its transfer agent, deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

4.3 Furnishing of Information. As long as any Purchaser owns Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such holder of Shares, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.4 Securities Laws Disclosure; Publicity. The Company shall, within four Trading Days of the Closing Date, issue a press release or file a Current Report on Form 8-K, in each case reasonably acceptable to each Purchaser disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission. The Company and each Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by relevant securities or other laws, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the Registration Statement contemplated by the Amended and Restated Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations.

4.5 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares for working capital and general corporate purposes.

4.6 Indemnification of Purchasers. The Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. The Company will reimburse such Purchaser for its reasonable legal and other out-of-pocket expenses (including the cost of any investigation, in connection therewith) incurred in connection therewith, as such expenses are incurred.

4.7 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement.

4.8 Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list the Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, and will take such other action as is necessary or desirable in the opinion of the Purchasers to cause the Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to comply in all respects with the Company’s reporting, filing and other obligations under the by-laws or rules of the Trading Market.

ARTICLE V.

MISCELLANEOUS

5.1 Entire Agreement. The Transaction Documents, together with the exhibits, schedules and Disclosure Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. The Disclosure Schedules are incorporated by reference herein and are included as part of the Transaction Documents.

5.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers holding a majority of the Shares sold hereunder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.4 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided such transferee is an accredited investor as defined under Rule 501(a) under the Securities Act and agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Purchasers”.

5.6 Expenses. The Company shall pay, at the Closing, the professional expenses of Ingalls & Snyder, LLC, incurred in connection with the preparation of this Agreement and the other agreements contemplated hereby and the transactions contemplated hereby.

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing for a period of one year from the Closing Date.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own legal counsel in their review and negotiation of the Transaction Documents.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BOSTON LIFE SCIENCES, INC.		Address for Notice:
85 Main Street
By:	/s/ KENNETH L. RICE, JR.	Hopkinton, Massachusetts 01748
Name:	Kenneth L. Rice, Jr.	Attn:	Chief Executive Officer
Title:	Chief Financial Officer	Tel:	(508) 497-2360
		Fax:	(508) 497-9964

[PURCHASER SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

Anthony Koenig

Print Entity Name

By:	/s/ ANTHONY KOENIG
Print Name:	Anthony Koenig
Print Title:

Notice Address and Facsimile Number:

c/o Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

212-269-4177

Security Delivery Instructions (if different than Notice Address)

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Tom Boucher

[PURCHASER SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

Robert L. Gipson

Print Entity Name

By:	/s/ ROBERT L. GIPSON
Print Name:	Robert L. Gipson
Print Title:

Notice Address and Facsimile Number:

c/o Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

212-269-4177

Security Delivery Instructions (if different than Notice Address)

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Tom Boucher

[PURCHASER SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

John Dougherty

Print	Entity Name

By:	/s/ JOHN DOUGHERTY
Print Name:	John Dougherty
Print Title:

Notice Address and Facsimile Number:

c/o Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

212-269-4177

Security Delivery Instructions (if different than Notice Address)

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Tom Boucher

[PURCHASER SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

Christopher Siege

Print Entity Name

By:	/s/ CHRISTOPHER SIEGE
Print Name:	Christopher Siege
Print Title:

Notice Address and Facsimile Number:

c/o Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

212-269-4177

Security Delivery Instructions (if different than Notice Address)

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Tom Boucher

[PURCHASER SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

Horace S. Boone

Print Entity Name

By:	/s/ HORACE S. BOONE
Print Name:	Horace S. Boone
Print Title:

Notice Address and Facsimile Number:

c/o Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

212-269-4177

Security Delivery Instructions (if different than Notice Address)

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Tom Boucher

[PURCHASER SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

Thomas DiTosto

Print Entity Name

By:	/s/ THOMAS DITOSTO
Print Name:	Thomas DiTosto
Print Title:

Notice Address and Facsimile Number:

c/o Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

212-269-4177

Security Delivery Instructions (if different than Notice Address)

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Tom Boucher

[PURCHASER SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

Heritage Mark Foundation

Print Entity Name

By:	/s/ KENNETH J. FORTE
Print Name:	Kenneth J. Forte
Print Title:	Trustee

Notice Address and Facsimile Number:

c/o Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

212-269-4177

Security Delivery Instructions (if different than Notice Address)

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Tom Boucher

[PURCHASER SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

Thomas L. Gipson

Print Entity Name

By:	/s/ THOMAS L. GIPSON
Print Name:	Thomas Gipson, by Thomas O. Boucher Jr. his attorney in fact
Print Title:

Notice Address and Facsimile Number:

c/o Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

212-269-4177

Security Delivery Instructions (if different than Notice Address)

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Tom Boucher

[PURCHASER SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

Nikolaos D. Monoyios

Print Entity Name

By:	/s/ NIKOLAOS D. MONOYIOS
Print Name:	Nikolaos D. Monoyios
Print Title:

Notice Address and Facsimile Number:

c/o Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

212-269-4177

Security Delivery Instructions (if different than Notice Address)

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Tom Boucher

[PURCHASER SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

Katharine A. Ray

Print Entity Name

By:	/s/ KATHARINE A. RAY
Print Name:	Katharine A. Ray
Print Title:

Notice Address and Facsimile Number:

c/o Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

212-269-4177

Security Delivery Instructions (if different than Notice Address)

Ingalls & Snyder LLC

61 Broadway

New York, NY 10006

Attn: Tom Boucher

[PURCHASER SIGNATURE PAGES TO COMMON STOCK PURCHASE AGREEMENT]

Smithfield Fiduciary LLC

Print Entity Name

By:	/s/ ADAM J. CHILL
Print Name:	Adam J. Chill
Print Title:	Authorized Signatory

Notice Address and Facsimile Number:

c/o Heritage Capital Management, LLC

9 West 57th Street, 27th Floor

New York, NY 10004

Attn: Ari J. Stonch / Adam J. Chill

Fax: (212) 751-0755

Number of Shares at $2.13	72,992

Security Delivery Instructions (if different than Notice Address)

SCHEDULE I

Purchaser	Subscription Amount	Shares Purchased
Thomas Gipson	$4,741,389	2,226,004
Robert Gipson	4,741,389	2,226,004
Heritage Mark Foundation	543,150	255,000
John J. Dougherty	106,500	50,000
Christopher Siege	63,900	30,000
Katharine A. Ray	639,000	300,000
Nikolaos D. Monoyios	585,750	275,000
Arthur D. Koenig	905,250	425,000
Horace S. Boone	244,950	115,000
Thomas DiTosto	53,250	25,000
Smithfield Fiduciary LLC	155,473	72,992
	$12,780,000	6,000,000